EXHIBIT 10.5

AMENDMENT TO FOURTH AMENDED AND RESTATED SECURITY AGREEMENT
(Avistar Communications Corporation)

Amendment dated as of March 29, 2011 (this “Amendment”) to that certain Fourth Amended and Restated Security Agreement dated as of January 11, 2010, as amended, by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Bank”) (the “Security Agreement”).

For value received, the parties hereto hereby agree as follows:

1.	Initially capitalized terms used herein without definition have the meanings given them in the Security Agreement.

2.
Section 1 of the Security Agreement is hereby amended by deleting therefrom the definitions of “Convertible Notes,” “Convertible Note Collateral Agent,” “Convertible Note Investors,” “Convertible Note Purchase Agreement” and “Convertible Note Security Agreement” and inserting in lieu thereof the following:

“Convertible Note” means each “Note” (as defined in, and issued pursuant to, any Convertible Note Purchase Agreement), all of which taken together being the “Convertible Notes.”

“Convertible Note Collateral Agent” means the “Collateral Agent” (as defined in the Convertible Note Purchase Agreement-2008).

“Convertible Note Investors” means each “Purchaser” (as defined in any Convertible Note Purchase Agreement), all of which taken together being the “Convertible Note Investors.”

“Convertible Note Purchase Agreement” means each of (i) the Convertible Note Purchase Agreement-2008 and (ii) the Convertible Note Purchase Agreement-2011, both of which taken together being the “Convertible Note Purchase Agreements.”

“Convertible Note Purchase Agreement-2008” means the Convertible Note Purchase Agreement dated January 4, 2008 by the Borrower and the purchasers parties thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory notes.

“Convertible Note Purchase Agreement-2011” means the Convertible Note Purchase Agreement dated March 29, 2011 by the Borrower and the purchaser party thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory note.

“Convertible Note Security Agreement” means each of (i) the Convertible Note Security Agreement-2008 and (ii) the Convertible Note Security Agreement-2011, both of which taken together being the “Convertible Note Security Agreements.”

“Convertible Note Security Agreement-2008” means the Security Agreement dated January 4, 2008 by the Borrower, the investors parties thereto and the “Collateral Agent” (as defined therein), delivered by the Borrower as security for the Borrower’s obligations under the Convertible Notes issued pursuant to the Convertible Note Purchase Agreement-2008.

“Convertible Note Security Agreement-2011” means the Security Agreement dated March 29, 2011 by the Borrower, delivered by the Borrower as security for the Borrower’s obligations under the Convertible Note issued pursuant to the Convertible Note Purchase Agreement-2011.

Security Agreement.Fourth Amended and Restated.001.Amnd-1.001
UCN 006754857000
Facility ID 198245263

3.	Clause (xii) of the definition of “Permitted Liens” in Section 1 of the Security Agreement is hereby amended and restated as follows:

“and (xii) liens in favor of one or more Convertible Note Investors or the Convertible Note Collateral Agent for the benefit of one or more Convertible Notes Investors granted by the Borrower under any Convertible Note Security Agreement”

4.	This Amendment shall become effective upon the effectiveness of the Fourth Amendment dated March 29, 2011 to the Note.

5.	The Security Agreement, as amended by this Amendment, remains in full force and effect.

6.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

7.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one in the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

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UCN 006754857000
Facility ID 198245263

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard
            Nancy A. Sheppard
            Managing Director

Avistar Communications Corporation

By:           /s/ Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: CFO

By:           /s/ Robert F. Kirk
Name: Robert F. Kirk
Title: CEO

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                          ____________________________________
                          Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                          ____________________________________
                          Notary Public

UCN 06754857000
Facility ID 198245263
[Signature Page of Amendment to Fourth Amended and Restated Security Agreement]